SCHEDULE 14A INFORMATION

                           PROXY STATEMENT PURSUANT TO

              SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             BIG ENTERTAINMENT, INC.
                (Name of Registrant as Specified In Its Charter)

                                   REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

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|X|     No fee required.

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        1)       Title of each class of securities to which transaction applies:

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                 computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                             BIG ENTERTAINMENT, INC.
                        2255 GLADES ROAD, SUITE 237 WEST

                            BOCA RATON, FLORIDA 33431

                ------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 2, 1998

              -----------------------------------------------------


        To the Shareholders of Big Entertainment, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Big Entertainment, Inc., a Florida corporation (the "Company"), will be held on Thursday, July 2, 1998, at 4:30 p.m., at 2255 Glades Road, Suite 228W, Boca Raton, Florida 33431, for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

        1.      To elect eight Directors of the Company for the ensuing year;

        2. To consider and vote upon a proposal to approve an amendment to the Company's Directors Stock Option Plan (the "Directors Plan") to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from an aggregate of 50,000 shares to an aggregate of 100,000 shares;

        3. To consider and vote upon a proposal to approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from an aggregate of 1,000,000 shares to an aggregate of 1,500,000 shares;

        4. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1998; and

        5. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

        The Board of Directors has fixed the close of business on May 22, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. A form of proxy and a copy of the Company's Annual Report to Shareholders for the year ended December 31, 1997 are enclosed.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         Laurie S. Silvers, Secretary

Boca Raton, Florida
June 2, 1998

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                             BIG ENTERTAINMENT, INC.
                        2255 GLADES ROAD, SUITE 237 WEST

                            BOCA RATON, FLORIDA 33431

                          ----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                  JULY 2, 1998

                          ----------------------------


         The enclosed proxy is solicited by the Board of Directors of Big Entertainment, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on July 2, 1998, 1997, beginning at 4:30 p.m., at 2255 Glades Road, Suite 228W, Boca Raton, Florida 33431, and at any adjournments or postponements thereof (the "Annual Meeting"). The approximate date on which this Proxy Statement and the enclosed proxy are being mailed to shareholders is June 2, 1998. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided. Proxies will be voted as marked. If no space is marked, proxies will be voted by the persons therein named at the meeting: (i) for the election of the directors recommended by the Company; (ii) in favor of the proposal to approve the amendment to the Company's Directors Stock Option Plan (the "Directors Plan"); (iii) in favor of the proposal to approve the amendment to the Company's 1993 Stock Option Plan (the "1993 Plan");
(iv) in favor of the proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending on December 31, 1998; and (v) in their discretion, upon such other business as may properly come before the Annual Meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

         The cost of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone, all without extra compensation.

         At the record date for the Annual Meeting, the close of business on May 22, 1998 (the "Record Date"), the Company had outstanding 7,343,832 shares of common stock, $.01 par value per share (the "Common Stock"), 217,600 shares of Series A Variable Rate Convertible Preferred Stock, $6.25 stated value per share (the "Series A Preferred Stock"), 122,846 shares of Series B Variable Rate Convertible Preferred Stock, $5.21 stated value per share (the "Series B Preferred Stock"), and 20,000 shares of Series C Variable Rate Convertible Preferred Stock, $100 stated value per share (the "Series C Preferred Stock") (the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock are hereinafter collectively referred to as the "Shares"). Each Share entitles the holder thereof to one vote on each matter submitted to a vote of shareholders and all Shares vote together as a single class. Only holders of Shares on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. The attendance, in person or by proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. If less than a majority of the outstanding Shares entitled to vote are represented at the Annual Meeting, a majority of the Shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before any adjournment is taken. Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the Annual Meeting. The approval of the proposals covered by this Proxy Statement, other than the election of directors, will require an affirmative vote of the holders of a majority of the Shares voting in person or by proxy at the Annual Meeting.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of Shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as Shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding Shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's Shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such Shares that are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

         A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER- DATED PROXY, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

                          BENEFICIAL SECURITY OWNERSHIP

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date, by (i) each of the shareholders of the Company who owns more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Named Executive Officers (as hereinafter defined) and
(iv) all directors, director nominees and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that all beneficial owners named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                                                           NUMBER OF SHARES                       PERCENTAGE OF
  NAME AND ADDRESS OF BENEFICIAL OWNER(1)                  BENEFICIALLY OWNED                 BENEFICIAL OWNERSHIP
-----------------------------------------                  ------------------                 --------------------
Mitchell Rubenstein and Laurie S. Silvers(2)                     2,011,255                           26.32%

Gannett Co., Inc.(3)                                               758,229                           10.19%

Tekno Simon, LLC(4)                                                539,961                            7.35%

Dr. Martin H. Greenberg(5)                                         265,012                            3.59%

Harry T. Hoffman(6)                                                  7,887                             *

Dr. Lawrence Gould(6)                                                7,887                             *

Jules L. Plangere, Jr.(6)                                           11,764                             *

E. Donald Lass(6)                                                   11,764                             *

Deborah J. Simon(6)(7)                                               8,928                             *

State of Wisconsin Investment Board                                400,000                            5.45%

All directors, director nominees and executive                   2,338,427                           30.29%
officers of the Company as a group (10
persons)(7)(8)(9)

--------------------

         *        Less than 1%

         (1) Except as noted in this footnote, the address of each beneficial owner is in care of the Company, 2255 Glades Road, Suite 237 West, Boca Raton, Florida 33431. The business address of Gannett Co., Inc. is 1100 Wilson Boulevard, Arlington, Virginia 22234, the business address of Tekno Simon, LLC is 115 W. Washington Street, Indianapolis, Indiana 46204 and the business address of the State of Wisconsin Investment Board is P.O. Box 7842, Madison, Wisconsin 53707.

         (2) All of such shares owned by Mr. Rubenstein and Ms. Silvers are held by them as tenants by the entireties. Includes an aggregate of 297,500 shares of Common Stock issuable pursuant to stock options granted to Mr. Rubenstein and Ms. Silvers that are currently exercisable.

         (3) Includes 100,000 shares of Common Stock issuable pursuant to currently exercisable stock options.

         (4) Includes 217,600 shares of Series A Preferred Stock and 122,846 shares of Series B Preferred Stock. The Series A Preferred Stock and the Series B Preferred Stock vote together with the Common Stock as a single class (except as required by law), with the Series A Preferred Stock and the Series B Preferred Stock having one vote per share.

         (5) Includes (i) 91,667 shares of Common Stock owned by Dr. Greenberg's spouse and (ii) 30,278 shares of Common Stock issuable pursuant to currently exercisable stock options.

         (6) Represents shares of Common Stock issuable pursuant to currently exercisable stock options.

         (7) Does not include the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock owned by Tekno Simon, LLC ("Tekno Simon"), with respect to which Ms. Simon disclaims beneficial ownership. Tekno Simon is controlled by Melvin Simon, Deborah J. Simon's father.

         (8) Includes 376,008 shares of Common Stock issuable pursuant to options that are currently exercisable.

         (9) Includes the individuals previously listed in this table and Marci L. Yunes, the Company's Chief Financial Officer, and Andrew S. Bailen, Executive Vice President and Chief Operating Officer of the Company's Retail Division.

                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION TO THE BOARD

         At the Annual Meeting, eight directors will be elected by the shareholders to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The accompanying form of proxy, when properly executed and returned to the Company, will be voted FOR the election as directors of the eight persons named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve if elected. In the event, however, that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

         The following table sets forth certain information concerning each nominee.

         NAME                      AGE                        POSITION
---------------------              ---             ------------------------------------
Mitchell Rubenstein                44              Chairman of the Board and Chief
                                                     Executive Officer
Laurie S. Silvers                  46              Vice Chairman of the Board, President
                                                     and Secretary
Dr. Lawrence Gould                 67              Director

Dr. Martin H. Greenberg            57              Director and Chief Executive Officer of
                                                     Tekno Books
Harry T. Hoffman                   70              Director
E. Donald Lass                     60              Director
Jules L. Plangere, Jr.             77              Director
Deborah J. Simon                   42              Director

         MITCHELL RUBENSTEIN is a founder of the Company and has served as its Chairman of the Board and Chief Executive Officer since its inception in January 1993. Mr. Rubenstein was a founder of the Sci-Fi Channel, a 24-hour national cable television network devoted to science fiction, fantasy and horror programming that was acquired by USA Network in March 1992. Mr. Rubenstein served as President of the Sci-Fi Channel from January 1989 to March 1992 and served as Co-Vice Chairman of the Sci-Fi Channel from March 1992 to March 1994. Prior to founding the Sci-Fi Channel, Mr. Rubenstein practiced law for 10 years, including as a partner with Rubenstein & Silvers, a law firm that specialized in entertainment, cable television and broadcasting law, from 1981 to 1989. Mr. Rubenstein also co- owned and served as an executive officer of several cable television systems (including Flagship Cable Partners, which owned a cable television system serving Boynton Beach and portions of Palm Beach County, Florida) from 1983 to 1989. Mr. Rubenstein received a J.D. degree from the University of Virginia School of Law in 1977 and a Masters in Tax Law from New York University School of Law in 1979. Together with Ms. Silvers, Mr. Rubenstein was voted Co-Business Person of the Year, City of Boca Raton, Florida in 1992. Mr. Rubenstein is married to Laurie S. Silvers.

         LAURIE S. SILVERS is a founder of the Company and has served as its Vice Chairman, President and Secretary since its inception in January 1993. Ms. Silvers was a founder of the Sci-Fi Channel, of which she served as Chief Executive Officer from January 1989 to March 1992 and Co-Vice Chairman from March 1992 to March 1994. Prior to founding the Sci-Fi Channel, Ms. Silvers practiced law for 10 years, including as a partner with Rubenstein & Silvers, a law firm that specialized in entertainment, cable television and broadcasting law, from 1981 to 1989. Ms. Silvers also co-owned and served as an executive officer of several cable television systems (including Flagship Cable Partners, which owned a cable television system serving Boynton Beach and portions of Palm Beach County, Florida) from 1983 to 1989 and co-owned a television station from 1990 to 1991. Ms. Silvers received a J.D. degree from University of Miami School of Law in 1977. Ms. Silvers has also served on the Board of Directors of the Pine Crest Preparatory School, Inc. since 1993. She has been a member of the Pine Crest Preparatory School, Inc. Board of Advisors (Boca Raton Campus) since 1987, and served as its Chairman from 1995-1997. Ms. Silvers has served as a member of the executive advisory board of the School of Business of Florida Atlantic University, and has been a member of the Economic Council of Palm Beach since 1995. Together with Mr. Rubenstein, Ms. Silvers was voted Co-Business Person of the Year, City of Boca Raton, Florida in 1992 and has been a keynote speaker at various business symposia, including one held at Harvard Business School. Ms. Silvers is married to Mitchell Rubenstein.

         DR. LAWRENCE GOULD has served as a director of the Company since July 1993. From 1962 to 1982 Dr. Gould served as an executive officer of M/A-COM, Inc., then a New York Stock Exchange listed company engaged in the manufacture of products for communications and the defense industry, including as Chief Executive Officer (1975 to 1982), President (1969 to 1975) and Executive Vice President and Chief Operating Officer (1962 to 1969); he also served as Chairman of the Board of M/A- COM, Inc. from 1978 to 1982 and as a consultant to that company from 1982 to 1990. Dr. Gould's primary business activities since 1990 have been as Chairman of the Board and principal of several private companies, including Gould Enterprises, Inc. (resort development) and Point Sebago Enterprises, Inc. (management of the Point Sebago, Maine resort), since 1974, and as Chairman of the Board of Point Sebago Camp Sunshine, Inc., a not-for-profit corporation that provides a respite for families with critically ill children, since 1985.

         DR. MARTIN H. GREENBERG has served as a director of the Company since July 1993, and as a consultant to the Company since February 1993. Since December 1994, Dr. Greenberg has served as Chief Executive Officer of Tekno Books, 51% of which is owned by the Company and 49% of which is owned by Dr. Greenberg. Dr. Greenberg was President and a principal shareholder of Tomorrow, Inc., a company engaged in book licensing and packaging, from 1990 until its acquisition by the Company in 1994. See "Certain Transactions -- Tekno Books." Dr. Greenberg is also co-publisher of MYSTERY SCENE MAGAZINE, a mystery genre trade journal of which the Company owns a majority interest. Dr. Greenberg is widely regarded as the leading anthologist in trade publishing, and has served as editor or author of more than 700 books in various genre, including science fiction, fantasy, mystery and adventure. Dr. Greenberg also is the 1995 recipient of the Ellery Queen Award, presented by the Mystery Writers of America for Lifetime Achievement. Dr. Greenberg is a former Director of Graduate Studies at the University of Wisconsin - Green Bay.

         HARRY T. HOFFMAN has served as a director of the Company since July 1993. From 1979 to 1991, Mr. Hoffman served as President and Chief Executive Officer of Waldenbooks, Inc., a leading national retailer of books, magazines and related items. From 1968 to 1978, he served as President and Chief Executive Officer of Ingram Book Company, a national book wholesaler.

         E. DONALD LASS has served as a director of the Company since July 1993. In October 1997, he sold his family interest in New Jersey Press, Inc., which owned two daily newspapers in New Jersey (the ASBURY PARK PRESS, the state's second largest newspaper, and THE HOME NEWS AND TRIBUNE). Prior to the sale, Mr. Lass served as publisher of both newspapers and, since 1991, served as President and Chief Executive Officer of New Jersey Press, Inc. The broadcasting assets owned by New Jersey Press, Inc. -- three radio stations in New Jersey and a television station in Orlando, Florida -- were split off into a new entity named Press Communications. Mr. Lass is an investor in the broadcasting properties and intends to invest in additional entertainment/media properties through the Lass Family Trust. Mr. Lass is a graduate of Lafayette College (1960) and the Columbia University Graduate School of Journalism (1961).

         JULES L. PLANGERE, JR. has served as a director of the Company since July 1993. Mr. Plangere is the former Chairman of the Board of New Jersey Press, Inc. and its two subsidiary companies, Asbury Park Press and Press Broadcasting Co. Mr. Plangere held various positions with Asbury Park Press in his 50-year career, including Production Manager from 1954 to 1974, President and General Manager from 1974 to 1977, and Publisher and Chief Executive Officer from 1977 to 1991. In addition, Mr. Plangere is a former member of the Board of Directors of the New Jersey State Chamber of Commerce, a former member of the Board of Directors of New Jersey Bell Telephone Co., the former Chairman of the Board of Trustees of Monmouth University and a present Life Trustee, and the former President of the New Jersey Press Association.

         DEBORAH J. SIMON has served as a director of the Company since November 1995. Ms. Simon has held the position of Senior Vice President of Simon Property Group, now the Simon DeBartolo Group, an Indianapolis-based real estate development and management firm that is listed on the New York Stock Exchange, since 1991. Prior to that, Ms. Simon served as Vice President -- Western Region Leasing of the Simon Property Group. Prior to serving as a leasing representative, Ms. Simon served as director of internal communications and assistant director of training at Simon Property Group. She also has been an independent producer, with several television credits to her name. A native of Indianapolis, Ms. Simon attended the University of Southern California. She is a member of the International Council of Shopping Centers and is a graduate of that organization's leasing institute. She currently serves on the Board of Directors of the Indianapolis Children's Museum, Indiana Repertory Theater, Indianapolis Museum of Art and Circle Centre's Youth Investment Fund.

         Pursuant to a November 1995 Stock Purchase Agreement with Tekno Simon (the "Simon Stock Purchase Agreement"), Tekno Simon, an affiliate of Simon DeBartolo Group, has the right to designate one nominee to the Company's Board of Directors until such time as Tekno Simon holds less than 25% of the sum of
(i) the shares of Series A Preferred Stock and Series B Preferred Stock purchased pursuant to the Simon Stock Purchase Agreement (or shares of Common Stock issued or issuable upon conversion thereof) and (ii) the shares of Common Stock purchased by Tekno Simon in the Company's August 1995 private offering. Certain principal shareholders of the Company, including Mitchell Rubenstein, Laurie S. Silvers and Dr. Martin H. Greenberg, have agreed to vote their shares of Common Stock in favor of the election of Tekno Simon's nominee to the Board of Directors. Tekno Simon's current nominee on the Board of Directors is Deborah
J. Simon. See "Certain Transactions--Investment by Affiliate of Simon DeBartolo Group."

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board. The Company's directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-10% beneficial owners for the year ended December 31, 1997 have been complied with.

MEETINGS AND COMMITTEES

         During the year ended December 31, 1997, the Board of Directors met on nine occasions, once in person and eight times by unanimous written consent.

         The Board of Directors has three committees, the Compensation Committee, the Stock Option Committee and the Audit Committee. Mitchell Rubenstein and two independent directors, Harry T. Hoffman and Dr. Lawrence Gould, are the members of the Compensation Committee. The Compensation Committee's responsibilities consist of recommending, reviewing, and approving the salary and other benefits of the Company's officers and employees, including compensation of executive officers of the Company. The Compensation Committee acted by unanimous written consent on one occasion during the year ended December 31, 1997.

         Mitchell Rubenstein, Harry T. Hoffman and Dr. Lawrence Gould are the members of the Stock Option Committee. The Stock Option Committee administers the Directors Plan and the 1993 Plan. The Stock Option Committee acted by unanimous consent on five occasions during such year.

         Laurie S. Silvers, Harry T. Hoffman and Dr. Lawrence Gould are the members of the Audit Committee. The Audit Committee is responsible for recommending auditors to be engaged by the Company, assisting with the planning of the audit, reviewing the results from the audit and directing and supervising investigations into matters relating to the audit. The Audit Committee was formed in late 1997 and did not meet during the year ended December 31, 1997. Its first meeting is scheduled to occur prior to the Annual Meeting.

         During the 1997 fiscal year, there was no nominating committee or other similar committee of the Board of Directors. Rather, such function was performed by the Board of Directors as a whole.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the aggregate compensation paid in 1997, 1996 and 1995 to the Chief Executive Officer of the Company and to the President, the only other executive officer of the Company whose total annual salary and bonus during 1997 was $100,000 or more (the Chief Executive Officer and the President are sometimes referred to herein together as the "Named Executive Officers").

                                                                                                              LONG-TERM
                                                                                                            COMPENSATION
                                                                 ANNUAL COMPENSATION                            AWARDS
                                                 -------------------------------------------------         ---------------
                                                                                                               SHARES
     NAME AND PRINCIPAL                                                             OTHER ANNUAL             UNDERLYING
         POSITION               YEAR             SALARY($)       BONUS($)          COMPENSATION($)         OPTIONS/SARS(#)
-----------------------         ----             ---------       --------          ---------------         ---------------
Mitchell Rubenstein,            1997              185,217         25,000               7,800(1)               37,500(2)
Chief Executive Officer         1996              208,811         25,000               7,800(1)               75,000(2)
                                1995              199,200         25,000               7,800(1)               72,500(2)

Laurie S. Silvers,              1997              185,217         25,000               7,800(1)               37,500(2)
President                       1996              208,811         25,000               7,800(1)               75,000(2)
                                1995              199,200         25,000               7,800(1)               72,500(2)



(1)      Represents a car allowance paid to the Named Executive Officer.
(2)      Represents options granted under the Company's 1993 Plan.

         EMPLOYMENT AGREEMENTS. Effective July 1, 1993, the Company entered into five-year employment agreements with each of Mitchell Rubenstein, the Company's Chairman and Chief Executive Officer, and Laurie S. Silvers, the Company's Vice Chairman and President. The terms of each of the employment agreements are automatically extended for successive one-year terms unless the Company or the Named Executive Officer gives written notice to the other at least 90 days prior to the then- scheduled expiration date. Each of the employment agreements provides for an annual salary currently set at $230,000 (subject to automatic cost-of living increases), an annual bonus in an amount determined by the Board of Directors (but not less than $25,000) and an automobile allowance of $650 per month. During 1997, the Named Executive Officers elected to waive a portion of their base salaries.

         Each employment agreement provides that each of the Named Executive Officers will continue to receive his or her salary until the expiration of the term of the employment agreements if the Named Executive Officer's employment is terminated by the Company for any reason other than death, disability or Cause (as defined in the employment agreements), or for a period of 12 months after termination of the employment agreement as a result of the Named Executive Officer's disability, and that the Named Executive Officer's estate will receive a lump sum payment equal to one year's base salary plus a pro rata portion of any bonus to which the Named Executive Officer is entitled upon termination of the employment agreement by reason of the Named Executive Officer's death.

         The term "Cause" is defined in the employment agreements to mean (a) a Named Executive Officer's act or omission which constitutes a willful and material breach of such Named Executive Officer's employment agreement, which is not cured within 30 days after such Named Executive Officer's receipt of notice of such breach, (b) a Named Executive Officer's fraud, embezzlement or misappropriation of the Company's assets or property, or (c) a Named Executive Officer's conviction for a criminal act that is a felony. A termination by the Company of one of the Named Executive Officer's employment without Cause will constitute a termination without Cause of the other Named Executive Officer for purposes of the employment agreements. Each employment agreement also prohibits the Named Executive Officer from directly or indirectly competing with the Company for one year after termination of the employment agreement for any reason except the Company's termination of the Named Executive Officer's employment without Cause.

         If a Change of Control (as defined in the employment agreements) occurs, the employment agreements provide for the continued employment of the Named Executive Officers until the earlier of two years following the Change of Control or the then-scheduled expiration date of the term of employment. The term Change of Control, as used in the employment agreements, is defined to mean
(a) any person's or group's acquisition of 20% or more of the combined voting power of the Company's outstanding securities, or (b) in the event of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, the persons who were directors of the Company prior to such transaction ceasing to constitute a majority of the Board of Directors following the transaction. In addition, following a Change in Control, if the Named Executive Officer's employment is terminated by the Company other than for Cause or by reason of the Named Executive Officer's death or disability, or by the Named Executive Officer for certain specified reasons (such as a reduction of the Named Executive Officer's compensation or diminution of the Named Executive Officer's duties), the Named Executive Officer will receive a lump sum cash payment equal to three times the Named Executive Officer's then-existing base salary and most recent annual bonus.

         The Company, through its wholly owned retail subsidiary, also entered into an employment agreement with Andrew S. Bailen effective as of March 26, 1998, pursuant to which Mr. Bailen shall serve as the Company's Executive Vice President and Chief Operating Officer of the Company's Retail Division for three years from the effective date of the agreement. Mr. Bailen was employed with Blockbuster Entertainment Group from 1995 to 1997, where he held various positions, including Senior Vice President -- General Merchandise Manager. Mr. Bailen's salary under the agreement is $75,000 during the first two years of employment and $125,000 during the third year of employment. Mr. Bailen also received a $50,000 bonus upon execution of the agreement paid in shares of the Company's Common Stock, and is entitled to an annual bonus equal to the greater of 50% of his annual salary or $50,000 contingent on achieving certain performance goals in sales and earnings, which is also payable in shares of the Company's Common Stock and is subject to forfeiture if Mr. Bailen resigns his position, is terminated for cause or vacates his position due to death or disability. Mr. Bailen is eligible to receive options to purchase a total of 187,500 shares of Common Stock at an exercise price equal to the closing bid price of the Common Stock as reported by Nasdaq at the close of business on the date prior to the grant date in accordance with the following schedule:

                         NUMBER OF                            DATE
                     SHARES UNDERLYING                         OF
                       OPTION GRANTS                          GRANT
                     -----------------                     --------------
                         62,500                            March 1998
                         25,000                            March 1999
                         37,500                            March 1999 (1)
                         25,000                            March 2000
                         37,500                            March 2000 (1)

------------------
(1) Grant of options is subject to achievement of certain specified budgeted performance goals in sales and earings.

These options shall become exercisable in accordance with and are subject to the 1993 Plan. If Mr. Bailen's employment is terminated without cause, Mr. Bailen shall have six months from the date of such termination to exercise any options granted under the agreement, notwithstanding any provision to the contrary in the 1993 Plan.

         OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 1997 to each of the Named Executive Officers:

                                                                    % OF TOTAL
                                     NUMBER OF SHARES            OPTIONS GRANTED           EXERCISE OR
                                   UNDERLYING OPTIONS            TO EMPLOYEES IN            BASE PRICE          EXPIRATION
             NAME                     GRANTED(#)(1)                FISCAL YEAR              ($/SHARE)              DATE
--------------------               ------------------            ---------------           -----------          ----------
 Mitchell Rubenstein                     37,500                        21%                    $5.938             10/01/07

 Laurie S. Silvers                       37,500                        21%                    $5.938             10/01/07
---------------

(1) Represents options granted under the 1993 Plan. Such options are fully exercisable as of April 1, 1998.

         STOCK OPTIONS HELD AT END OF 1997. The following table indicates the total number and value of exercisable and unexercisable stock options held by each Named Executive Officer as of December 31, 1997. No options were exercised by the Named Executive Officers during the year ended December 31, 1997.


                                             NUMBER OF UNEXERCISED                           VALUE OF UNEXERCISED
                                          OPTIONS AT FISCAL YEAR END                          IN-THE-MONEY OPTION
                                                                                              AT FISCAL YEAR END
              NAME                       EXERCISABLE         UNEXERCISABLE            EXERCISABLE            UNEXERCISABLE
-------------------                      -----------         -------------            -----------            -------------
 Mitchell Rubenstein                    111,250                 73,750                          $-0-                 $14,044

 Laurie S. Silvers                      111,250                 73,750                          $-0-                 $14,044


         LONG-TERM INCENTIVE AND PENSION PLANS. The Company does not have any long-term incentive or pension plans.

         COMPENSATION OF DIRECTORS. Directors of the Company who are neither employees nor consultants ("non-employee directors") are compensated at the rate of $1,000 for each meeting of the Board of Directors attended, and all directors are reimbursed for travel and lodging expenses in connection with their attendance at meetings. The Company has established for the non-employee directors the Directors Plan, which provides for automatic grants to each non-employee director of options to purchase shares of Common Stock having a market value at the time of grant equal to $25,000 (i) upon a person's election as a director and (ii) each year thereafter upon such person's reelection as a director of the Company, in both instances at an exercise price equal to the fair market value of the Common Stock on the date of the grant. A total of 50,000 shares of Common Stock have been reserved for issuance upon exercise of options granted under the Directors Plan. Options granted under the Directors Plan become exercisable six months after the date of grant and, pursuant to the terms of the options granted to date, expire five years after the date of grant. The Board of Directors, in its discretion, may cancel all options granted under the Directors Plan that remain unexercised on the date of consummation of certain corporate transactions described in the Directors Plan. No new stock option grants can be made under the Directors Plan after July 2003. As of the date hereof, options to purchase 49,999 shares of Common Stock were outstanding under the Directors Plan as follows:

                                          NUMBER OF
                                       SHARES SUBJECT            EXERCISE                                 EXPIRATION
          NAME OF DIRECTOR               TO OPTIONS               PRICE            GRANT DATE                DATE
---------------------------            --------------            --------          ----------             ----------
Harry T. Hoffman                            3,125                 $8.00             11/1/93                 11/1/03
                                            4,762                 $5.25             8/23/96                 8/23/01
                                            4,107                 $5.13              3/2/98                 3/2/03

Dr. Lawrence Gould                          3,125                 $8.00             11/1/93                 11/1/03
                                            4,762                 $5.25             8/23/96                 8/23/01
                                            4,107                 $5.13              3/2/98                 3/2/03

E. Donald Lass                              4,107                 $5.13              3/2/98                 3/2/03

Jules L. Plangere, Jr.                      4,107                 $5.13              3/2/98                 3/2/03

Deborah J. Simon                            4,166                 $6.00             11/8/95                 11/8/00
                                            4,762                 $5.25             8/23/96                 8/23/01
                                            4,107                 $5.13              3/2/98                 3/2/03


         Additionally, John W. Waller, III, a former director of the Company, holds an option to purchase 4,762 shares of Common Stock under the Directors Plan, which option expires in November 1998. The Company's current directors will, if the proposal to amend the Directors Plan to increase the number of shares of Common Stock is approved by the shareholders, each be granted options to purchase shares of Common Stock having a market value at the time of grant equal to $3,931, representing the balance of options due to each of them pursuant to the Directors Plan in connection with the Company's November 1997 annual meeting, and options to purchase shares of Common Stock having a market value at the time of grant equal to $25,000 in connection with the upcoming Annual Meeting.

         See "Certain Transactions--Consulting Agreements" for a description of consulting agreements between the Company and certain of its directors.

         STOCK OPTION PLAN. Under the 1993 Plan, 1,000,000 shares of Common Stock are reserved for issuance upon exercise of options. The 1993 Plan is designed to serve as an incentive for retaining qualified and competent employees. The Stock Option Committee of the Company's Board of Directors (the "Stock Option Committee") administers and interprets the 1993 Plan and is authorized to grant options thereunder to all eligible employees, including officers of the Company.

         The 1993 Plan provides for the granting of both "incentive stock options" (as defined in Section 442 of the Code) and nonqualified stock options. Options are granted under the 1993 Plan on such terms and at such prices as determined by the Stock Option Committee. Each option is exercisable after the period or periods specified in the option agreement, but no option can be exercised until six months after the date of grant or more than 10 years from the date of grant. Options granted under the 1993 Plan are not transferable other than by will or by the laws of descent and distribution. The 1993 Plan also authorizes the Company to make loans to optionees to enable them to exercise their options. Such loans must provide for recourse to the optionee, be interest-bearing and be secured by the shares of the Common Stock purchased.

         Except for certain options granted pursuant to the consulting agreements (see "Certain Transactions -- Consulting Agreements"), the exercise price of all options granted under the 1993 Plan will not be less than 85% of fair market value of Common Stock on the date of the grant.

         As of the Record Date, options to purchase 964,544 shares of Common Stock were outstanding under the 1993 Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         All compensation decisions during 1997 were made by the Compensation Committee, which consisted of Mitchell Rubenstein and two independent directors, Harry T. Hoffman and Dr. Lawrence Gould. No changes to the compensation of Mr. Rubenstein or Laurie S. Silvers, the Named Executive Officers, were made in 1997.

                              CERTAIN TRANSACTIONS

ASBURY PARK PRESS

         In July 1995, the Company granted Asbury Park Press an option to purchase 100,000 shares of Common Stock at a price of $6.13 per share (the "Asbury Option"). The Asbury Option is exercisable until July 2000. The Company currently has no other outstanding agreements with Asbury Park Press.

GANNETT CO., INC.

         In October 1997, Gannett Co., Inc. acquired 100% of the outstanding capital stock of Asbury Park Press, including the Asbury Option. In that transaction, the consideration paid on account of the Company's Common Stock held by Asbury Park Press was $7.00 per share.

TEKNO BOOKS

         During the fourth quarter of 1994, the Company acquired a controlling interest in the book licensing and packaging business conducted by Dr. Martin H. Greenberg, a director of the Company, and Tomorrow, Inc., a corporation owned by Dr. Greenberg and his wife (the "Tekno Books Acquisition"). As a result of this transaction, the book licensing and packaging business formerly conducted by Dr. Greenberg and Tomorrow, Inc. is now held in Tekno Books, a general partnership, 51% of which is owned by the Company and 49% of which is owned by Dr. Greenberg. Dr. Greenberg serves as Chief Executive Officer of Tekno Books.

         The Tekno Books Acquisition was effected through the following transactions: (i) a newly formed subsidiary of the Company merged with Tomorrow, Inc., whereupon Dr. Greenberg and his wife, the sole shareholders of Tomorrow, Inc., received an aggregate of 183,334 shares of Common Stock in consideration for their interests in Tomorrow, Inc.; (ii) following the merger, Tomorrow, Inc. (which was then a wholly owned subsidiary of the Company) and Dr. Greenberg formed a partnership ("Tekno Books"), to which Tomorrow, Inc. contributed all of its assets in exchange for a 34.375% interest and Dr. Greenberg contributed substantially all of his rights, including royalties and other income, to market, sell and distribute books, magazines and other publications packaged, printed, produced, published and/or otherwise created by him or pursuant to any contract between him and any author or collaborator in exchange for a 65.625% interest; and (iii) the Company purchased from Dr. Greenberg a 16.625% interest in Tekno Books for $500,000 cash. In connection with the Tekno Books Acquisition, the Company agreed to repurchase up to 50,000 of the shares of Common Stock issued to Dr. Greenberg and his wife in the Tekno Books Acquisition at a price of $6.00 per share if either (i) the Company raised in excess of $1,000,000 in capital through the sale of its securities prior to September 9, 1995 and they so elect or (ii) they otherwise request the Company to do so at certain times prior to May 1996. The Greenbergs did not exercise such rights and such rights have expired.

CONSULTING AGREEMENTS

         In February 1993, the Company entered into a consulting agreement with Dr. Martin H. Greenberg pursuant to which Dr. Greenberg agreed to render advisory and consulting services to the Company, including identifying best-selling authors to create characters for the Company and negotiating agreements with such authors, arranging for the publication of prose novels and anthologies for children and adults based on the Company's characters and comic books, and attending trade shows and conventions on the Company's behalf. The consulting agreement will expire in November 2003, unless terminated earlier, which termination may only take place under certain conditions. Pursuant to the consulting agreement, in November 1993 Dr. Greenberg began receiving consulting fees of $30,000 per year and was granted options to purchase 6,250 shares of Common Stock at an exercise price of $8.00 per share. In connection with the Tekno Books Acquisition, the consulting agreement was amended on December 9, 1994 (i) to provide that Dr. Greenberg will have the exclusive right to package book novelizations based on the Company's entertainment properties, and (ii) in lieu of future annual stock option grants to which Dr. Greenberg was entitled under the original agreement, to grant Dr. Greenberg options to purchase 17,778 shares of Common Stock at an exercise price of $8.4375 per share.

         In July 1993, the Company entered into consulting agreements with each of Messrs. Jules L. Plangere, Jr., E. Donald Lass, Robert E. McAllan, and Alfred
D. Colantoni (individually, a "Consultant" and collectively, the "Consultants"), pursuant to which each Consultant agreed, in his individual capacity, to render advisory and consulting services to the Company with respect to the publishing, communications and printing industries. Throughout the term of these consulting agreements, each of the Consultants was an executive officer of Asbury Park Press and Messrs. Plangere and Lass served as directors of the Company. In consideration for their services, each Consultant received at the end of each six-month period during the term of the agreements $12,500, at the option of the Consultant, in cash or in stock options, exercisable for nominal consideration, to purchase a number of shares of Common Stock having a market value at the time of payment equal to $12,500. The consulting agreements, which were scheduled to expire in July 1995, were extended in May 1995 for a two-year period, provided that all subsequent compensation thereunder was payable solely in stock options. As of the date hereof, the consulting agreements have expired and have not been renewed by mutual agreement of the parties.

AUGUST 1995 PRIVATE OFFERING

         In August 1995, the Company sold 650,000 shares of its Common Stock for $6.25 per share in a private offering and realized gross proceeds of $4,062,500 and net proceeds of $3,435,738, after deducting fees of the placement agent and other professional fees and related expenses. Pursuant to registration rights granted in connection with the private offering, the Company has registered the 650,000 shares of Common Stock sold therein for resale under the Securities Act by the holders thereof. Asbury Park Press and Tekno Simon each invested in the private offering $1,000,000 for 160,000 shares of Common Stock. Contemporaneously with the private offering, the Company also entered into an agreement to sell to two investors, for $250,000 and $249,600, respectively, immediately exercisable four-year warrants to purchase an aggregate of 240,000 shares of Common Stock at an exercise price of $6.25 per share (the "Offering Warrants").

INVESTMENTS BY AFFILIATE OF SIMON DEBARTOLO GROUP

         To facilitate expansion of its entertainment division, the Company established a long-term relationship with the largest U.S. shopping mall developer, the Simon DeBartolo Group (formerly known as the Simon Property Group), and its Co-Chairman, Melvin Simon. Tekno Simon, an affiliate of Mr. Simon, initially invested $1,000,000 in shares of the Company's Common Stock in the Company's August 1995 private placement. Additionally, pursuant to the Simon Stock Purchase Agreement entered into in November 1995 and as amended October 1996, Tekno Simon has also invested a total of $2,000,000. Of such investment, $1,360,000 was used to acquire 217,600 shares of the Company's Series A Preferred Stock, and $640,000 was used to acquire 122,846 shares of the Company's Series B Preferred Stock.

         The Series A Preferred Stock has a stated value of $6.25 per share and accrues non-cash dividends, payable quarterly in shares of Common Stock based on prevailing market prices for the Common Stock. The dividends accrue on the stated value of the outstanding shares of the Series A Preferred Stock at a variable rate equal to a specified bank prime rate (8.5% as of the date hereof). The Series A Preferred Stock is redeemable at any time at the Company's option for $7.1875 per share in cash. Except as otherwise required by law, the holders of the Series A Preferred Stock will be entitled to vote together with the holders of Common Stock on all matters, with each share of Series A Preferred Stock having one vote. The Series A Preferred Stock will have a liquidation preference of $7.1825 per share over the Common Stock. The holders of the Series A Preferred Stock have certain demand and "piggyback" registration rights to have such shares and the shares of Common Stock issued upon conversion thereof or as dividends thereunder registered by the Company for sale by such holders under the Securities Act.

         The terms of the Series B Preferred Stock are identical to those of the Series A Preferred Stock, except that the Series B Preferred Stock has a purchase price adjustment provision, based on the market prices of the Common Stock at the time of each such funding. The Series B Preferred Stock has a stated and a liquidated value of $5.21 per share after giving effect to the purchase price adjustment provision.

         Pursuant to the Simon Stock Purchase Agreement, Tekno Simon has the right to designate one nominee to the Company's Board of Directors until such time as Tekno Simon holds less than 25% of the sum of (i) the shares of Series A Preferred Stock and Series B Preferred Stock purchased pursuant to the stock purchase agreement, as amended (or shares of Common Stock issued or issuable upon conversion thereof), and (ii) the shares of Common Stock purchased by Tekno Simon in the Company's August 1995 private offering. Certain principal shareholders of the Company, including Mitchell Rubenstein, Laurie S. Silvers and Dr. Martin H. Greenberg, have agreed to vote their shares of Common Stock in favor of the election of Tekno Simon's nominee to the Board of Directors. Tekno Simon's current nominee on the Board of Directors is Deborah J. Simon.

         The Simon DeBartolo Group and other affiliates of Tekno Simon are parties to various leases with the Company's retail subsidiary for certain of the Company's Entertainment SuperoKiosks and its in-line store at the Mall of America.

LINE OF CREDIT

         Mitchell Rubenstein and Laurie S. Silvers, the Company's Chairman of the Board and Chief Executive Officer and the Company's Vice Chairman and President, respectively, have extended to the Company a $1.1 million line of credit facility providing for interest-only payments calculated at the JP Morgan Bank prime rate of interest, prepayable at any time without penalty by the Company and payable on demand of the holders. The outstanding balance under this line of credit was $85,000 at December 31, 1997 and $1,016,000 at March 31, 1998. The line of credit currently remains available to the Company.

REGISTRATION RIGHTS

         The Company granted "piggyback" registration rights to certain related parties in connection with certain stock purchases by them in 1993: to Mitchell Rubenstein and Laurie S. Silvers for 1,969,192 shares of the Company's Common Stock purchased by them as tenants by the entireties, to Dr. Martin Greenberg for 37,500 shares of the Company's Common Stock purchased by him and to Asbury Park Press for 400,000 shares of the Company's Common Stock purchased by it. Pursuant to such registration rights, each of these individuals is entitled, subject to certain exceptions, to have all or part of their shares of the Company's Common Stock included, at the Company's expense, in any registration statement filed by the Company under the Securities Act of 1933, as amended. These registration rights have not been exercised by such parties.

APPROVAL OF AFFILIATED TRANSACTIONS

         All transactions between the Company and its directors, executive officers and principal shareholders have been, and in the case of future transactions will be, on terms no less favorable than could be obtained from unaffiliated third parties and are subject to approval by a majority of the independent, disinterested directors of the Company.

                       PROPOSAL TO APPROVE AN AMENDMENT TO
                         THE DIRECTORS STOCK OPTION PLAN

         On June 2, 1998, the Board of Directors of the Company amended the Directors Plan, subject to shareholder approval, to increase the number of shares of Common Stock reserved for issuance thereunder from a total of 50,000 shares to 100,000 shares.

PLAN DESCRIPTION

         The statements in this Proxy Statement concerning the terms and provisions of the Directors Plan are summaries only and do not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the Directors Plan, which is attached hereto as EXHIBIT A.

         The purpose of the Directors Plan is to advance the interests of the Company by providing an additional incentive to attract and retain qualified and experienced persons to serve as directors of the Company and to encourage stock ownership in the Company by such persons. The Directors Plan was adopted in 1993, and, unless sooner terminated by the Board of Directors of the Company in accordance with the terms thereof, shall continue in effect until all options granted thereunder have expired or been exercised. No option shall be granted after 10 years from the date the Directors Plan became effective.

         The Directors Plan is administered by the Stock Option Committee, or if a Stock Option Committee is not designated by the Board of Directors, by the Board of Directors as a whole. The Stock Option Committee is currently composed of Mitchell Rubenstein and two of the Company's independent directors, Harry T. Hoffman and Dr. Lawrence Gould. The Stock Option Committee has the right to adopt rules and regulations for purposes of administering the Directors Plan, and its interpretation and construction of any provision of the Directors Plan is final and conclusive.

         The Directors Plan currently provides for the issuance of stock options to purchase up to 50,000 shares of the Company's authorized but unissued Common Stock, and if this proposal is approved by the shareholders, the number of shares available for issuance pursuant to options granted under the Directors Plan will be increased to 100,000. If any option granted pursuant to the Directors Plan terminates, expires, or is canceled or surrendered, in whole or in part, new options may thereafter be granted covering such shares. The Company's shareholders do not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Directors Plan.

         Only "Eligible Directors" may be granted options under the Directors Plan. An "Eligible Director" is defined as any person who is a member of the Company's Board of Directors and who is not an employee, full-time or part-time, of or consultant to the Company. For purposes of the Directors Plan, a director who does not receive regular compensation from the Company or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered to be an employee or consultant of the Company, even if such director is an officer of the Company or a subsidiary of the Company. There are currently five such Eligible Directors serving on the Company's Board of Directors, and the number of options received or to be received by each such Eligible Director is set forth under the section captioned "Compensation of Directors."

         Each Eligible Director is entitled to receive: (1) an initial grant of an option to purchase shares of Common Stock having a "Fair Market Value" (as defined in the Directors Plan) at the time of the grant equal to $25,000 on the date (the "Initial Grant Date") such person becomes an Eligible Director and (2) an annual grant of an option to purchase shares of Common Stock having a "Fair Market Value" (as defined in the Directors Plan) at the time of grant equal to $25,000, on the date of the annual meeting of the Company's shareholders at which directors are elected, beginning with the first annual meeting Date after the Initial Grant Date for each such Eligible Director.

TERMS AND CONDITIONS OF OPTIONS

         EXERCISE PRICE. The exercise price per share of any option granted under the Directors Plan shall be the Fair Market Value of the shares of Common Stock underlying such option on the date such option is granted. As of the Record Date, the Fair Market Value of the Company's Common Stock was $5.125 per share.

         EXERCISE OF OPTIONS. Options under the Directors Plan are deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the option, (ii) full payment of the aggregate exercise price of the shares as to which the option is exercised has been made, and (iii) arrangements that are satisfactory to the Stock Option Committee in its sole discretion have been made for the payment to the Company of the amount that is necessary to be withheld in accordance with applicable federal or state tax withholding requirements.

         EXERCISABILITY OF OPTIONS. Each option granted under the Directors Plan is not exercisable until after six months following its grant to an Eligible Director. Thereafter, such option shall be exercisable in full. The expiration date of an option under the terms of the Directors Plan is 10 years after the date of grant of the option.

         Notwithstanding the foregoing, unless otherwise provided in any option, each outstanding option shall become immediately exercisable in full (i) if there occurs any transaction (which shall include a series of transactions within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or (iii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         TRANSFERABILITY OF OPTIONS. The options granted under the Directors Plan are not transferable by the optionee other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

         TERMINATION OF OPTIONS. The unexercised portion of any option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following: (i) one year after the date on which the optionee ceases to be a director for any reason other than for "Cause" as defined in the Directors Plan and (ii) immediately upon the removal of the optionee as a director for "Cause." Prior to becoming null and void as provided above, an option held at the date on which an optionee ceases to be a director of the Company may be exercised in whole or in part, but only to the extent such option was exercisable at the date such optionee ceased to be a director.

         OUTSTANDING OPTIONS. As of the Record Date, options exercisable for a total of 49,999 shares of Common Stock had been granted pursuant to the Directors Plan, none of which had been exercised. Outstanding options, which are held by six persons, are exercisable at prices ranging from $5.13 per share to $8.00 per share and expire on various dates from August 23, 2001 through March 2, 2003.

         AMENDMENT OF DIRECTORS PLAN. The Directors Plan provides that shareholder approval is required in order to amend the Directors Plan to increase the number of shares reserved for issuance upon exercise of options granted thereunder.

         The Directors Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         For a description of certain federal income tax effects of options granted under the Directors Plan, see "Federal Income Tax Effects of Options Granted Under Directors Plan and 1993 Plan."

         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

         PROPOSAL TO APPROVE AN AMENDMENT TO THE 1993 STOCK OPTION PLAN

         On June 2, 1998, the Board of Directors of the Company amended the 1993 Plan, subject to shareholder approval, to increase the number of shares of Common Stock reserved for issuance thereunder from a total of 1,000,000 shares to a total of 1,500,000 shares.

PLAN DESCRIPTION

         The statements in this Proxy Statement concerning the terms and provisions of the 1993 Plan are summaries only and do not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the 1993 Plan, which is attached hereto as EXHIBIT B.

         The purpose of the 1993 Plan is to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons to serve as employees of or consultants to the Company, upon whose efforts and judgment the success of the Company is largely dependent, and to encourage stock ownership in the Company by such persons. The 1993 Plan was effective as of July 1, 1993, and, unless sooner terminated by the Board of Directors of the Company in accordance with the terms thereof, shall terminate on July 1, 2003.

         The 1993 Plan is also administered by the Stock Option Committee, which has the right to determine, among other things, the persons to whom options are granted, the number of shares of

Common Stock subject to options, the exercise price of options and the other terms and conditions thereof.

         The 1993 Plan provides for the issuance of incentive stock options ("Incentive Stock Options") and nonqualified stock options ("Nonqualified Stock Options"). An Incentive Stock Option is an option to purchase Common Stock that meets the definition of "incentive stock option" set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A Nonqualified Stock Option is an option to purchase Common Stock that meets certain requirements in the plan but does not meet the definition of an "incentive stock option" set forth in Section 422 of the Code. Nonqualified Stock Options and Incentive Stock Options are sometimes referred to hereinafter as "Options."

         The number of shares of Common Stock that may be issued pursuant to Options granted under the 1993 Plan is currently 1,000,000, and if this proposal is approved by the shareholders, the number of shares available for issuance pursuant to options granted under the 1993 Plan will be increased to 1,500,000. If any Option granted pursuant to the 1993 Plan terminates, expires, or is canceled or surrendered, in whole or in part, shares subject to the unexercised portion may again be issued pursuant to the exercise of Options granted under the 1993 Plan. The shares acquired upon exercise of Options granted under the 1993 Plan will be authorized and unissued shares of Common Stock. The Company's shareholders do not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 1993 Plan.

         All employees of the Company, including officers and directors and consultants to the Company, are eligible to receive grants of Options under the 1993 Plan; however, no Incentive Stock Option may be granted to a consultant who is not also an employee of the Company or any of its subsidiaries. Upon receiving grants of Options, each holder of an Option (an "Optionee") must enter into an option agreement with the Company that contains the appropriate terms and conditions as determined by the Committee.

TERMS AND CONDITIONS OF OPTIONS

         OPTION PRICE. For any Option granted under the 1993 Plan, the option price per share of Common Stock is determined by the Stock Option Committee but may not be less than par value; furthermore, the option price per share of any Incentive Stock Option may not be less than the "Fair Market Value" (as defined in the 1993 Plan) of the Common Stock on the date such Incentive Stock Option is granted. As of the Record Date, the fair market value of the Company's Common Stock was $5.125 per share.

         EXERCISE OF OPTIONS. Each Option is exercisable in such amounts at such intervals and upon such terms as the Stock Option Committee may determine. In no event may an Option be exercisable after 10 years from the date of grant. Unless otherwise provided in an Option, each outstanding Option granted under the 1993 Plan shall become immediately exercisable in full (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless such plan is subsequently abandoned); or (iii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned). The Stock Option Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any shares subject to any Option or previously acquired by the exercise of any Option. Options granted under the 1993 Plan may not be exercised until six months following the date of the grant.

         NONTRANSFERABILITY. Options granted under the 1993 Plan are not transferable by an Optionee other than by will or the laws of descent and distribution, and Options are exercisable during an Optionee's lifetime only by the Optionee.

         TERMINATION OF OPTIONS. The expiration date of an Option is determined by the Stock Option Committee at the time of the grant and is set forth in the applicable stock option agreement. In no event may an Option be exercisable after 10 years from the date it is granted.

         The 1993 Plan provides that if an Optionee's employment is terminated, or, in the case of a consultant, if the consultant ceases his or her relationship with the Company, for any reason other than for "Cause," mental or physical disability or death, then the unexercised portion of the Optionee's Options shall terminate three months after the such termination. "Cause" is defined under the 1993 Plan as termination of the Optionee's employment, or in the case of a consultant, the removal of the Optionee as a consultant, by reason of the Optionee's willful misconduct or gross negligence. If an Optionee's employment is terminated or the consultant is removed for Cause, the unexercised portion of the Optionee's Options shall terminate immediately upon such termination. If an Optionee's employment is terminated or the consultant is removed by reason of the Optionee's mental or physical disability, the unexercised portion of the Optionee's Options shall terminate six months after such termination. If an Optionee's employment is terminated or the consultant is removed by reason of the Optionee's death, the unexercised portion of the Optionee's Options shall terminate 12 months after the Optionee's death.

         The Stock Option Committee in its sole discretion may by giving written notice cancel, effective upon the date of the consummation of certain corporate transactions that would result in an Option becoming fully exercisable, any Option that remains unexercised on such date. Such notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

OUTSTANDING OPTIONS

         As of the Record Date, Options exercisable for a total of 964,544 shares of Common Stock had been granted pursuant to the 1993 Plan, none of which had been exercised. Outstanding Options, which are held by 40 persons, are exercisable at prices ranging from $0.01 per share to $8.44 per share and expire on various dates from August 15, 1998 through October 1, 2007.

         The following table sets forth the number of Options under the 1993 Plan received or to be received by: (i) the Named Executive Officers; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; (iv) each nominee for election as a director; (v) each associate of any such director, executive officer or nominee; (vi) each other person who received or is to receive 5% of such Options; and (vii) all employees, including all current officers who are not executive officers, as a group:

                                                                   NUMBER OF
                         OPTIONEE                                 OPTIONS HELD
 --------------------------------------------------------------   -------------
 Mitchell Rubenstein...........................................     185,000
 Laurie S. Silvers.............................................     185,000
 Dr. Lawrence Gould(1).........................................           0
 Dr. Martin Greenberg..........................................      36,528
 Harry T. Hoffman(1)...........................................           0
 E. Donald Lass(1).............................................      11,764
 Jules L. Plangere, Jr.(1).....................................      11,764
 Deborah J. Simon(1)...........................................           0
 Andrew S. Bailen..............................................      62,500
 Marci L. Yunes................................................      50,000
 All current executive officers
   as a group (five persons)...................................     519,028
 All current directors who are
   not executive officers as a group...........................      23,528
 Gannett Co., Inc..............................................     100,000
 Robert Gottlieb...............................................      75,000
 All employees, including all current officers
   who are not executive officers, as a group..................      80,982

--------------

(1) Does not include an aggregate of 45,237 options granted to these individuals under the Directors Plan.

         The 1993 Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         For a description of certain federal income tax effects of options granted under the 1993 Plan, see "Federal Income Tax Effects of Options Granted Under Directors Plan and 1993 Plan."

         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                      FEDERAL INCOME TAX EFFECTS OF OPTIONS
                   GRANTED UNDER DIRECTORS PLAN AND 1993 PLAN

INCENTIVE STOCK OPTIONS

         Incentive Stock Options granted under the 1993 Plan are "incentive stock options" as defined in Section 422 of the Internal Revenue Code. Under the Code, an Optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Stock Option. However, an employee who exercises an Incentive Stock Option by delivering shares of Common Stock previously acquired pursuant to the exercise of an Incentive Stock Option is treated as making a Disqualifying Disposition (defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding" the exercises of an Incentive Stock Option (i.e., the exercise of the Incentive Stock Option for one share and the use of that share to make successive exercises of the Incentive Stock Option until it is completely exercised) without the imposition of current income tax.

         The amount by which the fair market value of the shares acquired at the time of exercise of an Incentive Stock Option exceeds the purchase price of the shares under such Option will be treated as an item of adjustment included in the Optionee's alternative minimum taxable income for purposes of the alternative minimum tax. If, however, there is a Disqualifying Disposition in the year in which the Option is exercised, the maximum amount of the item of adjustment for such year is the gain on the disposition of the Common Stock. If there is Disqualifying Disposition in a year other than the year of exercise, the dispositions will not result in an item of adjustment for such other year.

         If, subsequent to the exercise of an Incentive Stock Option (whether paid for in cash or in shares), the Optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such Incentive Stock Option was granted or, if later, (b) one year from the date of exercise (the "Required Holding Period"), the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss. If the holder is subject to the alternative minimum tax in the year of disposition, such holder's tax basis in his or her shares will be increased for purposes of determining his or her alternative minimum tax for such year, by the amount of the item of adjustment recognized with respect to such shares in the year the Option was exercised.

         In general, if, after exercising an Incentive Stock Option, an employee disposes of the shares so acquired before the end of the Required Holding Period (a "Disqualifying Disposition"), such Optionee would be deemed in receipt of ordinary income in the year of the Disqualifying Disposition, in an amount equal to the excess of the fair market value of the shares at the date the Incentive Stock Option was exercised over the exercise price. If the Disqualifying Disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the Optionee's ordinary income would be limited to the gain (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

         An income tax deduction is not allowed to the Company with respect to the grant or exercise of an Incentive Stock Option or the disposition, after the Required Holding Period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, a federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

         NONQUALIFIED STOCK OPTIONS. An Optionee granted a Nonqualified Stock Option under the 1993 Plan and all Optionees granted options under the Directors Plan will generally recognize, at the date of exercise of such Nonqualified Stock Option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of Common Stock subject to the Nonqualified Stock Option. This taxable ordinary income will be subject to federal income tax withholding. A federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

         If an Optionee exercises a Nonqualified Stock Option by delivering other shares, the Optionee will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the Optionee's tax basis. The Optionee, however, will be taxed as described above with respect to the exercise of the Nonqualified Stock Option as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefor, the Optionee's tax basis in that number of shares received on such exercise that is equal to the number of shares surrendered on such exercise will be equal to his or her tax basis in the shares surrendered, and his or her holding period for such number of shares received will include the holding period for the shares surrendered. The Optionee's tax basis and holding period for the additional shares received on exercise of a Nonqualified Stock Option paid for, in whole or in part, with shares will be the same as if the Optionee had exercised the Nonqualified Stock Option solely for cash.

         The deductibility by the Company of compensation expense in excess of $1,000,000 to certain executive officers is prohibited by Section 162(m) of the Code. The amount otherwise deductible by the Company upon the exercise of a Nonqualified Stock Option or upon a Disqualifying Disposition of an Incentive Stock Option may be counted against such $1,000,000 limit.

         The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to the Optionees or to the Company, or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

       PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Arthur Andersen LLP, independent public accountants, served as the Company's independent public accountants for the fiscal year ended December 31, 1997. The Board of Directors, by a unanimous written consent dated June 2, 1998, directed that management submit the appointment of Arthur Andersen LLP for ratification by the shareholders at the Annual Meeting as the Company's independent public accountants for the current fiscal year ending December 31, 1998. One or more representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other business that may come before the Annual Meeting. However, if additional matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote as proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

                              SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1999 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices no later than February 2, 1999.

                             ADDITIONAL INFORMATION

         A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997 is being provided to shareholders with this Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Laurie S. Silvers, Secretary

June 2, 1998
Boca Raton, Florida

                                    EXHIBIT A


                             BIG ENTERTAINMENT, INC.

                               ------------------

                           DIRECTORS STOCK OPTION PLAN

                               ------------------

         1. PURPOSE. The purpose of this Plan is to advance the interests of BIG ENTERTAINMENT, INC., a Florida corporation, by providing an additional incentive to attract and retain directors who are neither employees nor consultants through the encouragement of stock ownership m the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

         (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's shareholders at which the Directors are elected.

         (b) "Board" shall mean the Company's Board of Directors.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 12 hereof or if not appointed, the Board.

         (e) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

         (f) "Company" shall mean BIG ENTERTAINMENT, INC., a Florida corporation.

         (g) "Director" shall mean a member of the Board.

         (h) "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of or consultant to the Company. For purposes of this Plan, a director who does not receive regular compensation from the Company or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered to be an employee or consultant of the Company, even if such director is an officer of the Company or a subsidiary of the Company.

         (i) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Common Stock is not publicly traded, in which case, "Fair Market Value" shall be the average of the price of sales of Common Stock by the Company during the 90 days prior to the date of grant or, if no sales have occurred during that period "Fair Market Value" shall be as determined by the Committee in its sole discretion in a fair and uniform manner; provided, that for purposes of grants made on the Initial Grant Date to persons are Eligible Directors on the Effective Date, the term "Fair Market Value" shall mean the initial public offering price per share of Common Stock. For this purpose, the "Closing Price" of the Common Stock on any business day shall be
(i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.

         (j) "Initial Grant Date" means (i) in the case persons who are or become Eligible Directors of the Company on the effective date of the Company's Registration Statement on Form SB-2 (the "Effective Date") to be filed with the Securities and Exchange Commission in connection with the Company's initial public offering, the Effective Date and (ii) in all other cases, the date on which a person is elected as a member of the Board.

         (k) "Option" (when capitalized) shall mean any option granted under this Plan.

         (l) "Option Agreement means the agreement between the Company and the Optionee for the grant of an option.

         (m) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

         (n) "Parent" means a "parent corporation" as defined in Section 425(e) and (g) of the Code.

         (o) "Plan" shall mean this Directors Stock Option Plan for the Company.

         (p) "Share(s)" shall mean a share or shares of the Common Stock.

         (q) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AND OPTIONS. Subject to Section 9 of this Plan, the Company may grant to all Optionees from time to time Options to purchase a total of fifty thousand (50,000) Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4. GRANTS OF OPTIONS.

                  (a) On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase Shares having a Fair Market Value at the time of grant equal to $25,000.

                  (b) Each Eligible Director shall receive an annual grant of an Option to purchase Shares having a Fair Market Value at the time of grant equal to $25,000, on each Annual Meeting Date subsequent to his election as a director of the Company or commencement of the Plan, beginning with the first Annual Meeting Date after the Initial Grant Date for each such Eligible Director.

                  (c) Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Committee may determine.

         5. EXERCISE PRICE. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionees payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

         7. EXERCISABILITY OF OPTIONS.

                  (a) Each Option granted hereunder shall not be exercisable until after six months following its grant to an Eligible Director. Thereafter, such option shall be exercisable in full. The expiration date of an Option shall be 10 years after the date of grant of the Option.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                           (i) if there occurs any transaction (which shall
include a series of transactions within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) if the shareholders of the Company shall approve
a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         8. TERMINATION OF OPTION PERIOD.

                  (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) one year after the date on which the Optionee
ceases to be a Director for any reason other than by reason of Cause, which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (1) fraud or intentional misrepresentation or (2) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary; and

                           (ii) immediately upon the removal of the Optionee as
a Director for Cause.

Prior to becoming null and void as provided above, an Option held at the date on which an Optionee ceases to be a Director of the Company may be exercised in whole or in part, but only to the extent such Option was exercisable at the date of such Optionee ceased to be a Director.

                  (b) The Committee in its sole discretion may, by giving written notice ("Cancellation Notice"), cancel any Option that remain, unexercised on the date of the consummation of any corporate transaction:

                           (i) if the shareholders of the Company shall approve
a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (ii) if the shareholders of the Company shall approve
a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned),

provided that Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation, upon the giving of a Cancellation Notice, all Options shall vest in full and at any time prior to the date of cancellation the Option may be exercised in whole or in part.

         9. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) or (ii) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         10. TRANSFERABILITY OF OPTIONS. Each Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following.

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         12. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Committee of not less than two Directors who are not Eligible Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                  (b) The Committee, from time to time, may adopt rules and regulations for the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         13. INTERPRETATION.

                  (a) If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

                  (b) This Plan shall be governed by the laws of the State of Florida.

                  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (d) Any reference to the, masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

         14. TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after 10 years from the date of the Board's adoption of this Plan.

                  (b) The Board may from time to time amend the Plan or any Option; PROVIDED, HOWEVER, that, except to the extent provided in Section 9, no such amendment may (i) without approval by the Company's shareholders, increase the number of Shares reserved for Options or change the class of persons eligible to receive Options or involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (ii) permit the granting of Options that expire beyond the 10-year period described in Subsection 7(a), or (iii) extend the termination date of the Plan as set forth in Section 14(a); and, provided, further, that, except to the extent otherwise specifically provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

                                    EXHIBIT B

                             BIG ENTERTAINMENT, INC.

                               ------------------

                             1993 STOCK OPTION PLAN
                             AS AMENDED MAY 16, 1996

                               ------------------

         1. PURPOSE. The purpose of this Plan is to advance the interests of BIG ENTERTAINMENT, INC., a Florida corporation (the "Company"), by providing an additional incentive to attract and retain qualified and competent persons as employees or consultants or upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 13 hereof or, if not appointed, the Board.

                  (c) "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

                  (d) "Director" shall mean a member of the Board.

                  (e) "Disinterested Person" shall mean a Director who is not, during the one year prior to his or her service as an administrator of this Plan, or during such service, granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates, except that:

                           (i) participation in a formula plan meeting the
conditions in paragraph (c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person;

                           (ii) participation in an ongoing securities
acquisition plan meeting the conditions in paragraph (d)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person; and

                           (iii) an election to receive an annual retainer fee
in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a Director from being a Disinterested Person.

                  (f) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Common Stock is not publicly traded, in which case, the "Fair Market Value" shall be the average of the price of sales of Common Stock by the Company during the 90 days prior to the date of grant or, if no sales have occurred during that period, "Fair Market Value" shall be determined by the Committee in its sole discretion in a fair and uniform manner without regard to any restriction other than a restriction which by its terms will never lapse. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked Quotations for such day of Common Stock on such system, or
(iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of, the ten preceding days.

                  (g) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (h) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (i) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

                  (j) "Officer" shall mean the Company's president, principal financial officer, principal accounting officer and any other person who the Company identifies as an "executive officer" for purposes of reports or proxy materials filed by the Company pursuant to the Securities Exchange Act.

                  (k) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (m) "Plan" shall mean this Stock Option Plan for the Company.

                  (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (o) "Share(s)" shall mean a share or shares of the Common
Stock.

         3. SHARES AND OPTIONS. The Company may grant to all Optionees from time to time Options to purchase a total of one million (1,000,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         4. DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Internal Revenue Code Section 422 are exercisable for the first time by any individual during any calendar year (under all plans of the Company), exceeds $100,000.

         5. CONDITIONS FOR GRANT OF OPTIONS.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular employees of the Company, and all consultants to the Company, whether or not employees; provided, however, that no Incentive Stock Option shall be granted to a consultant who is not also an employee of the Company or a Subsidiary. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

                  (b) In granting Options, the Committee may take into consideration the contribution the person has made to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company.

                  (d) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to a Director or Officer unless the grant of such Options is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 13 of this Plan and all of whose members are Disinterested Persons.

         6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of an Option granted hereunder. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 8.

                  (a) The expiration date of an Option shall be determined by the Committee at the time of grant but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                           (i) if there occurs any transaction (which shall
include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) if the shareholders of the Company shall approve
a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                  (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

                  (d) Options granted to Officers and Directors shall not be exercisable until the expiration of a period of at least six months following the date of grant.

         9. TERMINATION OF OPTION PERIOD.

                  (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
Optionee's employment is terminated (or, in the case of a consultant, the date on which the Optionee ceases his or her relationship with the Company) or, in the case of a Non-Statutory Stock Option, and unless the Committee shall otherwise determine in writing in its sole discretion, the date on which the Optionee's employment is terminated, in either case for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment (or in the case of a consultant, the removal of the Optionee as a consultant) by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (C) death;

                           (ii) immediately upon the termination of the
Optionee's employment for (or, in the case of a consultant, the removal of the Optionee as a consultant) Cause;

                           (iii) one year after the date on which the Optionee's
employment is terminated (or, in the case of a consultant, the date the Optionee is removed as a consultant) by reason of a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee; or

                           (iv) twelve months after the date of termination of
the Optionee's employment (or, in the case of a consultant, the date the Optionee is removed as a consultant) by reason of death of the employee.

Prior to becoming null and void as provided above, an Option held at the date of termination of an Optionee's employment or consulting relationship with the Company may be exercised in whole or in part, but only to the extent such Option was exercisable at the date of such termination in accordance herewith.

                  (b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(ii) or
(iii) hereof any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         10. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(ii) or (iii) hereof; provided, however, that the option price as so changed shall not be less than the Fair Market Value of the shares subject to the Option at the time of such change.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         11. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         12. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any option is exercised that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         13. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be Disinterested Persons to the extent required by Section 5(d) hereof. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. INCENTIVE OPTIONS FOR 10% SHAREHOLDERS. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of any subsidiary (as defined in Section 424 of the Internal Revenue Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         15. INTERPRETATION.

                  (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

                  (b) This Plan shall be governed by the laws of the State of Florida.

                  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after 10 years from the date of the Board's adoption of this Plan.

                  (b) The Board may from time to time amend the Plan or any Option; PROVIDED, HOWEVER, that, except to the extent provided in Section 10, no such amendment may (i) without approval by the Company's shareholders, increase the number of Shares reserved for Options or change the class of persons eligible to receive Options or involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (ii) permit the granting of Options that expire beyond the maximum 10-year period described in Subsection 8(a), or (iii) extend the termination date of the Plan as set forth in Section 16(a); and, PROVIDED, FURTHER, that, except to the extent otherwise specifically provided in Section 9, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

                  (c) Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded hereunder, the exercise price per share under each such Option, when and under what circumstances an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

                  (d) The Board, without further approval of the Company's shareholder, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of such Optionee.

         17. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                            BIG ENTERTAINMENT, INC.
                                     PROXY
SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD ON JULY
                                    2, 1998

     The undersigned hereby appoints Mitchell Rubenstein and Laurie S. Silvers, and each of them, the proxy or proxies of the undersigned, with full power of substitution to vote all shares of the capital stock of Big Entertainment, Inc., a Florida corporation (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on July 2, 1998 (the "Annual Meeting"), and all adjournments thereof, with all powers the undersigned would possess if personally present, on the following proposals as specified and, in their discretion, on such other matters as may properly come before the Annual Meeting.
PROPOSAL 1: Election of Directors.


  Dr. Lawrence Gould        Harry T. Hoffman   Jules L. Plangere, Jr.   Laurie S. Silvers
  Dr. Martin H. Greenberg   E. Donald Lass     Mitchell Rubenstein      Deborah J. Simon


     [ ] FOR ALL NOMINEES LISTED ABOVE            [ ] WITHHOLD AUTHORITY
       (except as marked to the contrary below)     to vote for all nominees listed above

--------------------------------------------------------------------------------
 (To withhold your vote for any nominee or nominees, print the name(s) above.)


PROPOSAL 2: Amendment of the Company's Directors Stock Option Plan (the "Directors Plan") to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from an aggregate of 50,000 shares to an aggregate of 100,000 shares.
                    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
PROPOSAL 3: Amendment of the Company's 1993 Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from an aggregate of 1,000,000 shares to an aggregate of 1,500,000 shares.
                    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
PROPOSAL 4: Ratify selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1998.
                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

                           (CONTINUED ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)


     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4 AND IN THE DISCRETION OF THE PROXIES APPOINTED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
  Please sign exactly as name appears below.


                                               Dated: __________________ , 1998.



                                               --------------------------------
                                               Signature



                                               --------------------------------
                                               Signature, if held jointly



                                               Please sign exactly as your name
                                               appears on this Proxy. If shares
                                               are registered in more than one
                                               name, the signatures of all such
                                               holders are required. A
                                               corporation should sign in its
                                               full corporate name by a duly
                                               authorized officer, stating such
                                               officer's title and official
                                               capacity, giving the full title
                                               as such. A partnership should
                                               sign in the partnership name by
                                               an authorized person, stating
                                               such person's title and
                                               relationship to the partnership.




PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.